Stifel Financial Corp. August 2016 Exhibit 99.1

Disclaimer
Forward-Looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries
(collectively, “SF” or the “Company”).  These statements can be identified by the use of the words “may,” “will,” “should,”
“could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.
In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made.  We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance.  Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2016. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors'
overall understanding of the Company’s financial performance.

Our Strategy

Strategic Vision
To build
a
premier wealth management and investment banking firm
2,298 financial
advisors in
over 360
branches with
more than
$200B in client
assets
Private
Client
Asset
Management
Bank
$26B in total
assets
managed
through
various
strategies
Equities
Sales +
Trading
$9.4B in assets
funded by
client deposits
Global Wealth Management
Institutional
Fixed
Income
Sales +
Trading
Investment
Banking
Research
Experienced
sales force with
extensive
distribution
capabilities
Comprehensive
platform
including
research,
strategy and
DCM teams
Over 350
professionals
with extensive
experience
across all
products and
industry
verticals
Largest
research
platform with
approximately
1,300  U.S. and
290 European
stocks covered

20% CAGR
Net Revenues ($MM)
$188
$217
$247
$264
$452
$763.0
$870.0
$1,091
$1,373
$1,393
$1,594
$1,973
$2,208
$2,332
$2,500
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016*

A History of Growth
2005
Legg Mason’s
Capital Markets
Division
2008
Butler Wick
2009
56 UBS Private
Client Branches
2010
Thomas
Weisel
Partners
2007
Ryan Beck
Acquisition
Stifel Bank & Trust
2011
Stone &
Youngberg
2012
Miller
Buckfire
2013
Knight Capital
Group’s Fixed
Income Division
2014
De La Rosa,
Oriel Securities,
1919 Investment Counsel,
Merchant Capital
2013
Keefe, Bruyette
& Woods
2013
Acacia Bank &
Ziegler Lotsoff
2015
Barclays Wealth &
Investment Management,
Sterne Agee,
Sidoti Joint Venture,
Leumi Partners
Collaboration Agreement
* 2016 Net Revenue annualized based on 1H16 results and adjustment for 2H16 for impact of the sale of legacy Sterne Agee business
2016
Eaton Partners
ISM Capital

Driving Shareholder Value Through Deal Integration & Balance Sheet Growth

STIFEL

100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
CORE & GAAP EPS
59%
20%
-2%
4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Core
GAAP
Share Price
Net Revenue
Diluted Shares

Core & GAAP EPS to Converge as Deal Charges Realized
Footnotes:
•
EPS estimates for 3Q16 -
4Q17 as well as 2016 and 2017 based on consensus core EPS estimates as of 8/15/2016
•
Analysis of convergence between Core and GAAP EPS based solely on current announced acquisitions.
2012
2013
2014
2015
2016
2017
Core
$0.63
$0.58
$0.60
$0.53
$0.79
$0.69
$0.68
$0.64
$0.75
$0.65
$0.71
$0.60
$0.51
$0.57
$0.69
$0.60
$0.68
$0.65
$0.74
$0.72
$0.84
GAAP
$0.63
$0.21
$0.40
$1.00
$0.64
$0.63
$0.58
$0.52
$0.58
$0.56
$0.27
$0.22
$0.14
$0.36
$0.15
$0.30
$0.60
$0.61
$0.70
$0.68
$0.80
CORE to GAAP%
100%
36%
67%
189%
81%
91%
85%
81%
77%
86%
38%
37%
27%
63%
22%
51%
88%
94%
94%
94%
95%
Share Price
$31.97
$34.67
$35.67
$41.22
$47.92
$49.76$47.35
$46.89
$51.02
$55.75$57.74
$42.10
$42.36
$29.60
$31.45
Price Growth
0%
8%
12%
29%
50%
56%
48%
47%
60%
74%
81%
32%
32%
-7%
-2%
Net Revenue
$411
$439
$495
$480
$565
$548
$561
$525
$578
$564
$598
$592
$582
$620
$652
NR Growth
0%
7%
20%
17%
37%
33%
37%
28%
41%
37%
45%
44%
42%
51%
59%
Diluted Shares
63
69
74
75
75
76
76
77
78
77
78
80
79
76
76
Share Growth
0%
9%
17%
19%
19%
20%
19%
21%
22%
22%
23%
26%
26%
20%
20%

Total Assets in Millions
$20,000
$15,000
$10,000
$5,000
$-
$1,558
$3,167
$4,213
$4,952
$6,966
$9,009
$9,518
$13,326
$14,214
$15,386
$18,000
139% Growth
89% Growth
2008
2009
2010
2011
2012
2013
2014
2015
Q1 16
Q2 16
Illustrative

Balance Sheet Growth
Balance sheet growth has resumed  with ability to further lever the existing capital base
Ratio
2008
2009
2010
2011
2012
2013
2014
2015
Q1 16
Q2 16
Illustrative
Tier 1 Leverage
32.3%
30.5%
25.6%
21.4%
17.7%
15.4%
16.5%
16.6%
11.6%
11.5%
9.5%
Tier 1 Risk Based Capital
49.4%
40.5%
29.1%
27.4%
26.8%
26.7%
25.0%
26.3%
21.3%
20.9%
19.9%
Risk Weighting Assets Density
64.9%
56.2%
67.3%
62.7%
57.0%
50.7%
58.2%
46.6%
49.0%
49.1%
50.0%
Infrastructure
Build

Bank Drove Significant Balance Sheet & Revenue Growth
Bank growth has been balanced
between loans and investments:
Loans:
•
Comprised of securities based loans,
C&I, and residential mortgages
•
Focused lending to high net worth retail
clients
•
Effective duration of approximately 1
year as of 6/30/16
AFS & HTM Investments:
•
67% of the portfolio is fully guaranteed
by a US GSE or rated AAA as of
6/30/16
•
Portfolio primarily GSE MBS, ABS, and
Corporate bonds
•
Effective duration of approximately 2
years
Impact of Bank Growth LTM on Consolidated Results
(mil.)
6/30/2015
6/30/2016
Total consolidated assets
$10,140
$15,385
Investment securities
$1,913
$4,587
Loans
$2,604
$4,422
Total deposits
$4,314
$7,881
Total equity
$2,520
$2,491
Annualized NII
$135
$194
Tier 1 Risk Based Capital
29.4%
20.9%
Tier 1 Leverage
18.3%
11.5%
NIM (Bank)
2.52%
2.36%
ROAA (Bank)
1.48%
1.25%
ROAE (Bank)
19.1%
18.6%
NPAs/Assets
0.14%
0.37%

Potential Impact of Target Asset Levels on Results
Targeted Bank Growth Would have
Significantly Impacted Second Quarter
Results:
•
Pro forma:
•
Tier 1 capital levels up 10%
•
RWA up 15%
•
Net revenue up 4%
•
Pre-tax margin up 290 bps
•
2Q16 EPS up $0.15
•
Annualized 2Q16 EPS up 22%
Excess Capital Opportunities to
Support Further Growth:
•
As GAAP deal related expenses run off,
organic capital growth is expected to
accelerate.
•
Additional capital flexibility as a result of
sale of Sterne Agee legacy businesses and
preferred share issuance.
•
Ability to downstream capital from holding
company to bank to support growth.
•
Changes in money market regulations could
generate increased bank sweeps.
Footnotes:
•
Normalized;
•
Results incorporate average assets at targeted period-end level, reversal of non-recurring interest expenses
•
Preferred & Fully Levered:
•
Expenses assume an 80% pre-tax margin on incremental bank revenues.
•
Tier 1 capital,  net income to common equity, and EPS account for impact of $9.4 mil. of annual preferred dividends
Impact of Bank Growth to Targeted Levels
(mil.)
6/30/2016
Normalized
6/30/2016
Preferred &
Fully Levered
Average Assets
$13,599
$15,000
$18,000
Risk Weighted Assets
$7,483
$7,866
$8,629
Tier 1 Capital
$1,565
$1,573
$1,717
Tier 1 Risk Based Capital
20.9%
20.0%
19.9%
Tier 1 Leverage
11.5%
10.0%
9.5%
Revenue
$652
$660
$680
Bank NIM
2.36%
2.42%
2.42%
Compensation
$410
$410
$411
Non-compensation operating expense
$158
$159
$162
Pre-tax income
$84
$91
$107
Net income
$52
$56
$66
Net income to common equity
$52
$56
$64
EPS
$0.69
$0.74
$0.84
Pre-tax operating margin
12.9%
13.7%
15.8%
Annualized EPS
$2.75
$2.96
$3.36

Stifel Overview

Stifel –
Premier Investment Bank and Wealth Management Firm
Stifel
at a Glance
GAAP
Net
Revenue
-
$2,446
million
(Q2’16
LTM)
Global Wealth Management (GWM)
Net Revenue -
$1,470 million (Q2’16 LTM)
Private Client
Stifel Bank & Trust
Margin and Securities-based Lending
Asset Management
Institutional Group (IG)
Net
Revenue
-
$980
million
(Q2’16
LTM)
Equity & Fixed Income Capital Raising
M&A Advisory / Restructuring
Institutional Equity and Fixed Income Brokerage
Independent Research
(1)
Assets / equity (as adjusted).
(2)
As of 6/30/2016.
(3)
As of 7/29/2016.
(4)
Insider ownership percentage includes all fully diluted shares, units outstanding and options outstanding, as of 4/11/2016.
(5)
Excludes 540 independent advisors from legacy Sterne Agee business sold to INTL FCStone
Low
leverage
(6.2x)
(1)
(2)
,
$2.5
billion
stockholders’
equity
(2)
and
$2.4
billion
market
capitalization
(3)
34%
Insider
ownership
aligns
employees'
interests
with
other
shareholders
(4)
Over 7,000 associates
(3)
Balanced business mix (60% GWM / 40% IG) (2016 YTD net revenues)
National
presence
with
approximately
2,300
financial
advisors
(2)
(5)
Largest
U.S.
equity
research
platform
with
roughly
1,300
stocks
under
coverage
(3)
Broad
investment
banking
and
institutional
sales
and
trading
capabilities
–
domestic
and
international

Leading broker-dealer providing wealth management and
institutional services to consumers and companies
Stifel’s Differentiated Value Proposition: Growth, Scale and Stability
#6
Largest
Retail
Brokerage
Network
(2)
LARGEST
provider of U.S. equity research
2
nd
LARGEST
Equity trading platform in the U.S.
outside
of
the
Bulge
Bracket
firms
(1)
FULL SERVICE
investment banking with
expertise across products and industry sectors
ACCESS TO top ten private client platform
(1)
Based on 2015 U.S. trading volume per Bloomberg.
(2)
Source: SIFMA and publicly available information for U.S. brokerage networks. Includes investment banks only.
Stifel
figure reflects sale of legacy Sterne Agee Independent Contractor business.
Bank of America Merrill Lynch
10
Janney Montgomery Scott
725
Rank
Firm
Brokers
1
16,134
2
Morgan Stanley Wealth Management
16,000
3
Wells Fargo Securities
15,187
4
UBS
6,997
5
Raymond James
6,265
6
Stifel
2,298
7
RBC Capital Markets
2,000
8
Oppenheimer & Co Inc
1,300
9
JPMorgan
800
Bulge Bracket
Boutique
Size  / scale
Large distribution
Trading
Retail
Issues
Lack of focus
Banker turnover
Lack of commitment
Research indifference
Lack of growth investors
Firm focus
Good research
Growth investor access
Issues
Financial / firm stability
Trading support
Few with retail
Size  / scale
Firm focus
Stability (financial & personnel)
Large distribution
Trading
Outstanding research
Retail
Wealth Management
Institutional

STIFEL

GWM
58%
IG
42%
GWM
60%
IG
40%
GWM
72%
IG
28%
GWM
73%
IG
27%

Well-diversified, low risk business model with balanced retail and institutional exposure
14
Unburdened by capital constraints
Low leverage business model and conservative risk management
Limited balance sheet risk
Stable wealth management business is augmented by profitable and growing institutional business
Drive revenue synergies by leveraging the wealth management and institutional business
Net Revenues
2015
2016 YTD
Non-GAAP Operating Contribution
Balanced business model facilitates growth in all market environments
Note: Net revenues and operating contribution percentages excludes the Other segment.
2015
2016 YTD

STIFEL

$2,500
$2,000
$1,500
$1,000
$500
$0
$452
$763
$870
$1,091
$1,384
$1,417
$1,594
$1,978
$2,213
$2,332
$2,495
$1,272
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

$250
$200
$150
$100
$50
$0
$40
$67
$73
$76
$125
$114
$145
$185
$210
$193
$191
$96
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$220
$425
$593
$873
$1,254
$1,302
$1,495
$2,059
$2,320
$2,492
$2,491
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

$40
$30
$20
$10
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$32.30
$35.00
$37.14
$37.41
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

(1)
CAGR reflects years 2006 through Q2’16 YTD Annualized.
(2)
Excludes impact of sale of Sterne Agee Independent Contractor & Correspondent Clearing businesses
(3)
Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010).
CAGR: 16%
CAGR: 21%
Non-GAAP Net Revenues ($MM)
(1)
Non-GAAP Net Income ($MM)
(1)
Total Equity ($MM)
(1)
Total Client Assets
(1) (2)
($BN)
Book Value Per Share
(1) (3)
CAGR: 19%
CAGR: 17%
CAGR: 28%
A Stable Track Record Through Multiple Business Cycles
$35
$59
$53
$94
$114
$122
$138
$166
$187
$220
$226
$0
$50
$100
$150
$200
$250
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Global Wealth Management

STIFEL

$1,600
$1,200
$800
$400
$0
$231
$441
$471
$596
$843
$908
$992
$1,117
$1,233
$1,377
$1,482
$766
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

$400
$350
$300
$250
$200
$150
$100
$50
$0
$50
$96
$98
$104
$194
$235
$267
$300
$347
$382
$389
$198
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

(1)
Excludes 540  legacy Sterne Agee Independent Contractors included in sale to INTL FCStone.
(2)
Full  year 2016 net revenue and operating contribution adjust for impact to 2H16  due to sale of legacy  Sterne Agee businesses.
Global Wealth Management (GWM)
Provides Securities Brokerage Services and Stifel Bank Products
Net Revenues
(2)
($MM)
Operating
Contribution
(2)
($MM)
Overview
National Presence
Grown from 600+ financial advisors in 2005 to nearly
2,300
(1)
financial advisors currently
Proven organic growth and acquirer of private client
business
Strategy of recruiting experienced advisors with
established client relationships
Expanding U.S. footprint

STIFEL

- BARCLAYS
- sterne agee
- 1919 INVESTMENT COUNSEL
- 56 UBS Branches
- BW ButlerWick investments·trust·insurance
- RYAN BECK & CO.
- Ziegler Lotsoff CAPITAL MANAGEMENT, LLC
- ACACIA
- FIRSTSERVICE BANK RELATIONSHIP BANKING

Building Scale and Capabilities into a $1.5B Revenue Segment…
Private Client –
350 financial advisors and support
Revenue production has exceeded expectations
October 2009
Bank holding company
Grown assets from ~ $100M to $7.3B
April 2007
Private Client –
75 financial advisors
Public Finance
December 2008
Private Client –
400 financial advisors
Capital Markets
February 2007
Asset Management
Over $4 billion in assets
November 2013
One-branch community bank; 95% of loan portfolio
sold in 3Q15
October 2013
Customized investment advisory and trust services
November 2014
Private Client
Asset Management
Bank
~100 advisors managing over $20B in AUM
December 2015
~130 advisors managing ~ $10B in AUM
June 2015

STIFEL

3,000
2,500
2,000
1,500
1,000
500
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,077
2,103
2,291
2,298
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

400
350
300
250
200
150
100
50
0
111
148
196
272
285
291
307
317
330
361
362
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
213,973
340,235
375,165
607,661
635,842
654,625
681,818
703,663
728,444
793,795
797,908
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

250,000
200,000
150,000
100,000
50,000
0
35,446
59,299
52,733
93,845
113,585
122,466
137,855
165,570
186,558
219,900
225,983
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

19 (1) Excludes Legacy Sterne Agee Independent Contractor Business. Key Operating Metrics Accounts (1) Financial Advisors (1) Total Client Assets (1) ($MM) Branches (1) GWM - Private Client Group

STIFEL

$8.4 Bn
1%
51%
48%
Cash
Investment Securities
Loans Receivable

$4.6 Bn
1%
42%
40%
15%
2%
ABS
Corporates
Munis
Agency MBS
CMBS

$4.2 Bn
34%
34%
29%
1%
2%
Securities-based lending
Commercial and industrial
Residential real estate
Commercial real estate
Other[3]

GWM -
Stifel Bank & Trust
Investment
Portfolio
(2)
Loan
Portfolio
(3)
(Gross)
Acquired FirstService Bank, a St. Louis-based,
Missouri-chartered commercial bank, in April 2007
Stifel Financial became a bank holding company and
financial services holding company
Substantial Balance sheet growth with low-risk assets
Funded by Stifel Nicolaus client deposits
Maintain high levels of liquidity
Overview
Key Statistics (000s)
Interest
Earnings
Assets
(1)
Note: Data as of 6/30/16.
(1)
Average interest earning assets for quarter ended 6/30/16.
(2)
Non-agency MBS makes up less than 1% of Investment Portfolio.
(3)
Other includes construction and land, consumer loans, and home equity lines of credit.
(4)
NPAs include: nonaccrual loans, restructured loans, loans 90+ days past due, and other real estate owned.
Total assets
$9,431,000
Total deposits
7,881,000

Total equity
613,000

ROAA
1.3%
ROAE
18.6%
Tier 1 Risk Based Capital
13.7%
Tier 1 Leverage
7.4%
NPAs/Assets
0.4%

STIFEL

	Ziegler Capital Management, LLC	1919 Investment Counsel	EquityCompass Strategies	Sagewood Asset Management LLC	Washington Crossing Advisors

Growing Asset Management Capabilities
Total Assets: $26.3 Billion¹
Assets
$11.4 Billion
$10.3 Billion
$2.5
Billion
$889* Million
$1.2 Billion
Offices
Chicago
St.
Louis
Milwaukee
New York
San Francisco
Baltimore
Cincinnati
New
York
Philadelphia
Baltimore
New
York
Florham Park, NJ
¹As of 6/30/2016
*Sagewood assets represent billable assets
EquityCompass Strategies is a research and investment advisory unit of Choice Financial Partners, Inc. (“Choice”). Choice and Ziegler Capital Management, LLC (“ZCM”) are wholly-owned subsidiaries and affiliated SEC Registered Investment Advisers of Stifel Financial Corp. (“Stifel”). Sagewood Asset Management LLC is a wholly-owned subsidiary of ZCM. 1919ic is an SEC Registered Investment
Adviser and indirect subsidiary of Stifel. 1919 IC&T is an OCC-regulated national trust company that is a wholly-owned subsidiary of Stifel. Washington Crossing Advisors is a Stifel investment advisory program. Assets Under Management represents the aggregate fair value of all discretionary and non-discretionary assets, including fee-paying and non-fee-paying portfolios. Assets Under Advisement represent advisory-only assets where the firm provides a model portfolio and does not have trading authority over the assets.

Institutional Group

STIFEL

$1,200
$900
$600
$300
$0
$455
$559
$587
$668
$626
$507
$605
$861
$997
$976
$1,004
$502
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

$800
$600
$400
$200
$0
$401
$494
$412
$419
$425
$329
$357
$576
$675
$571
$546
$273
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

$500
$400
$300
$200
$100
$0
$18
$54
$65
$175
$249
$201
$179
$247
$285
$322
$404
$458
$229
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

(1)
Based on 2015 U.S. trading volume per Bloomberg.
(2)
Includes Thomas Weisel
historical investment banking revenues for years 2006 through September 30, 2010.
(3)
2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million.
Institutional Group
Net Revenues ($MM)
(2)(3)
Fixed Income Brokerage + Investment Banking
Overview
Provides securities brokerage, trading, research,
underwriting and corporate advisory services
Largest provider of U.S. Equity Research
2nd
largest Equity trading platform in the U.S.
outside of the Bulge Bracket
(1)
Full-service Investment Bank
Comprehensive Fixed Income platform
Equity
Brokerage
+
Investment
Banking
(2)

STIFEL

Thomas Weisel Partners
Experts in Growth

LEGG MASON CAPITAL MARKETS

ISMCapital LLP

sterne agee

MERCHANT CAPITAL L.L.C.

Knight

DE LA ROSA INVESTMENT BANKERS

S&Y STONE & YOUNGBERG

EATON PARTNERS

Oriel SECURITIES

KBW

MILLER BUCKFIRE

Building Scale and Capabilities into a $1.0B Revenue Segment…
Growth Focused
Investment Banking, Research, Sales and Trading
July 2010
Core of our Institutional sales, trading and research group
December 2005
Fixed Income IB, Sales and Trading
Private Client
October 2011
FIG Investment Banking
FIG Sales and Trading / Research
February 2013
Restructuring advisory
December 2012
Fixed
Income
Sales
and
Trading
–
U.S.
&
Europe
Fixed Income Research
July 2013
California-based investment bank and bond underwriter
April 2014
UK-based full service investment bank
July 2014
Expands Public Finance in Southeast
December 2014
Equities
Fixed Income
Investment
Banking
Highly complementary fixed income platforms
June 2015
One of the largest, global fund placement and advisory firms
January 2016
Enhances European debt capital markets capabilities
February 2016

Institutional Group –
Investment Banking
Accomplished
U.S.
Equity
Underwriting
Franchise
–
All
Equity
Transactions
Bookrun Equity Deals Since 2010
All Managed Equity Deals Since 2010
Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010.  Includes demutualizations. As of 2/29/16. Overlapping deals between Stifel and its acquired firms have been removed.
Note:  $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.
($ in billions)
# of
$
Rank
Firm
Deals
Volume
1
Bank of America Merrill Lynch
1,419
$798.3
2
JPMorgan
1,405
$795.8
3
Citi
1,293
$787.6
4
Morgan Stanley
1,264
$760.6
5
Barclays
1,165
$657.4
6
Credit Suisse
1,152
$657.0
7
Wells Fargo Securities
1,122
$584.4
8
Goldman Sachs
1,056
$675.1
9
Deutsche Bank
1,043
$621.6
10
Stifel / KBW
1,031
$325.5
11
RBC Capital Markets
1,017
$483.8
12
UBS
780
$433.1
13
Raymond James & Associates
750
$320.2
14
Piper Jaffray & Co
637
$248.9
15
Jefferies LLC
591
$139.4
16
Robert W Baird & Co
561
$154.9
17
JMP Securities LLC
494
$90.9
18
Oppenheimer & Co Inc
478
$118.5
19
Cowen & Company LLC
474
$92.5
20
William Blair & Co LLC
441
$113.5
21
KeyBanc Capital Markets
440
$187.9
22
BMO Capital Markets
407
$156.0
23
Canaccord Genuity Corp
362
$46.5
24
SunTrust Robinson Humphrey
344
$168.1
25
Ladenburg Thalmann & Co
312
$44.2
($ in billions)
# of
$
Rank
Firm
Deals
Volume
1
Bank of America Merrill Lynch
1,303
$150.4
2
JPMorgan
1,264
$165.6
3
Morgan Stanley
1,160
$166.8
4
Citi
1,142
$154.4
5
Barclays
986
$133.5
6
Goldman Sachs
967
$155.5
7
Credit Suisse
962
$123.2
8
Deutsche Bank
840
$94.8
9
Wells Fargo Securities
792
$61.4
10
UBS
567
$55.9
11
RBC Capital Markets
506
$38.7
12
Jefferies LLC
492
$27.0
13
Stifel / KBW
357
$17.1
14
Raymond James & Associates
249
$11.3
15
Piper Jaffray & Co
234
$9.3
16
Cowen & Company LLC
225
$8.0
17
Leerink Partners LLC
168
$7.6
18
Roth Capital Partners
149
$2.6
19
Robert W Baird & Co
144
$5.7
20
BMO Capital Markets
141
$8.7
21
Aegis Capital Corp
103
$1.4
22
KeyBanc Capital Markets
102
$6.0
23
William Blair & Co LLC
96
$3.6
24
Sandler O'Neill & Partners
84
$6.2
25
Canaccord Genuity Corp
76
$3.0

U.S. Equity Research Coverage
(1)
Coverage
Balanced
Across
All
Market
Caps
(1)
Institutional Group –
Research
Stifel Research Highlights
Largest U.S. Equity Research Platform
Largest provider of U.S. Equity Research
Largest provider of U.S. Small Cap Research²
#1 U.S. provider of Financial Services coverage
Only firm ranked in the Top 12 each year for the
last ten years in the Wall Street Journal’s “Best on
the Street” Survey
(1)
Source: StarMine rankings as of 7/29/16. Overall coverage includes only companies with a rating & domiciled in the U.S.
Does not include Closed End Funds. Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
(2)
Small Cap includes market caps less than $1 billion.
Note: Bold font indicates middle-market firms.
Companies Under Coverage
Rank
Firm
Overall
Mid Cap
Small Cap
1
Stifel/KBW
1,286

455

427

2
JPMorgan
1,127

409

175

3
BofA Merrill Lynch
1,081

411

131

4
Wells Fargo
974

348

190

5
Jefferies
952

329

207

6
Morgan Stanley
926

302

114

7
Raymond James
911

337

260

8
Goldman Sachs
901

296

71

9
Citi
898

297

126

10
Barclays
880

295

99

11
RBC Capital Markets
866

310

115

12
Deutsche Bank
854

273

129

13
Credit Suisse
849

278

148

14
UBS
725

201

80

15
Piper Jaffray
664

235

220

16
Robert W. Baird & Co
642

234

128

17
Cowen
623

180

182

18
Suntrust Robinson Humphrey
606

244

139

19
William Blair & Co
586

226

157

20
Evercore
567

146

56

21
Morningstar
559

119

17

22
Keybanc
549

262

108

23
BMO Capital Markets
526

151

75

24
Macquarie
457

161

83

25
Oppenheimer
451

139

108

Small Cap
34%
Mid Cap
35%
Large Cap
31%

Institutional Equity Sales
Equity Trading
Institutional Group –
Equity Sales and Trading
27
Extensive Distribution Network
Powerful Platform Spanning North America and Europe
Relationships with over 3,500 institutional accounts globally
Active daily market maker in over 3,700 stocks
Traded over 11.8 billion shares in 2015
Complete coverage of North America and Europe for North American listed equities
Major liquidity provider to largest equity money management complexes
Multi-execution venues: high-touch, algorithms, program trading, and direct market access
Dedicated convertible sales, trading, and research desk
34 sales traders located in
Baltimore, New York, Boston, Dallas, San
Francisco, and London
12 position traders covering each major industry
10 specialized traders focused on: Option Trading
Profitable model with advantages of scale
84 person sales force, commission-based
Experts in small and mid cap growth and value
Team-based sales model with 2 -
4 coverage sales people
per account
Team leaders have an average of 15 years experience
Offices in all major institutional markets in North America
& Europe
Accounts range from large mutual funds to small industry-
focused investors
Managed over 732 non-deal roadshow days in 2015
Extensive experience with traditional and overnight
corporate finance transactions

Overview
Institutional Group –
Fixed Income Capital Markets
Client Distribution
(1)(2)
Platform & Products
(1)
Client Distribution is as of 8/10/2016
(2)
Other category includes:  Credit Union, Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit.
Comprehensive platform
89 traders with annual client trade volume
approaching $500 billion
58-person Fixed Income Research and Strategy
Group
Widespread distribution
More than 240 Institutional sales professionals
covering over 11,650 accounts
47 institutional fixed income offices nationwide
European offices in London and Zurich
Customer-driven
Focus on long-only money
managers and income funds,
depositories, and hedge
funds
Consistency of execution
Identification of relative
value through asset
class/security selection
High Yield and Distressed Credit
Loan Trading Group
Aircraft Finance & Credit Solutions
Hybrid Securities
Emerging Markets
Structured Products
Investment Grade Credit
Municipal Sales and Trading and
Public Finance
UK Sales and Trading
Strong Fixed Income Brokerage Capabilities
Broker/Dealer
7%
Corporation 1%
Credit Union
1%
Money
Manager 58%
Government
3%
Bank or thrift
17%
Hedge Fund 3%
Insurance
Company 7%
Trust Company
1%
Other 2%
US Government and Agency
Securities
Mortgage-Backed Securities (MBS)
Whole Loans
Government-Guaranteed Loans
Asset-Backed Securities (ABS)
Commercial Mortgage-Backed
Securities (CMBS)
Certificates of Deposit
Cleared Products Group

Overview
Institutional Group –
Public Finance
29
Stifel has ranked in the top ten nationally for senior
managed negotiated underwritings for the past five
years, and Stifel has ranked #1 nationally for senior
managed K-12 negotiated underwritings for 2015.
Stifel’s Public Finance Group ranked #1 in municipal
negotiated issues in 2015
Total of 26 Public Finance offices
Nearly 150 Public Finance professionals
Public Finance Underwritings
Specialty sectors:
Education
Local Government/Municipal
Healthcare
Public-Private Partnerships/Development
Housing
Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions.
Negotiated
#
Par
Amount
#
Par
Amount
#
Par
Amount
Senior Manager/
Private Placement
857
$14,677
1034
$19,749
630
$11,860
Co-Manager
192
$36,506
255
$38,094
174
$34,775
Total
1049
$51,183
1289
$57,843
804
$46,635
Competitive
#
Par
Amount
#
Par
Amount
#
Par
Amount
Senior Manager
92
$604
67
$1,367
65
$3,358
Co-Manager
330
$8,725
405
$21,171
345
$9,259
Total
422
$9,329
472
$22,538
410
$12,617
2016 YTD
2015
2014
2016 YTD
2015
2014

Financial Information

Net Revenue
•
Total net revenue of $652 mil. in 2Q16
was up 5% sequentially and 9% Y/Y
driven by:
•
Investment Banking revenue
increased 32% sequentially but
declined 16% Y/Y
•
Asset Management revenue was
flat sequentially & increased 21%
Y/Y
•
Net Interest Income was flat
sequentially but up 44% Y/Y
•
Global Wealth Management
represented 59% of net revenue
vs. 61% in 1Q16 and 57% in 2Q15
•
Institutional net revenue of $261
mil. increased 8% sequentially &
1% Y/Y
$-
$100
$200
$300
$400
$500
$600
$700
2Q15
3Q15
4Q15
1Q16
2Q16
Net Interest Income
Asset Management & Service Fees
Investment Banking
Brokerage Revenue
$598
$592
$581
$620
$652
$343
$357
$347
$380
$386
$259
$232
$246
$241
$261
$-
$100
$200
$300
$400
$500
$600
$700
2Q15
3Q15
4Q15
1Q16
2Q16
Global Wealth Management
Institutional
Core Net Revenue (mil.)
Core Segment Net Revenue (mil.)

STIFEL

Net Revenue (mil.)

Expense Ratios
Pre-Tax Margin

Global Wealth Management
•
Total net revenue in the GWM segment
was $386 mil. in 2Q16, up 2% sequentially
& 12% Y/Y
•
Brokerage revenue  declined less than
1% sequentially but increased 8% Y/Y
•
Asset management revenue was flat
sequentially & increased 21%  Y/Y
•
Net interest income increased 5%
sequentially & 45% Y/Y
•
2,838 total FAs*
•
$237.5 bil. in client AUA*
•
Compensation ratio was 56.6% down 170
bps sequentially & 50 bps Y/Y
•
Non-comp. ratio was 16.2% down 90 bps
sequentially but up 70 bps Y/Y
•
Pre-tax margin was 27.2% up 260 bps
sequentially but down 20 bps Y/Y.
* Total FA and client AUA are as of 6/30/2016.  Included in these figures are  540 independent contractor FAs and $11.5 bil. of AUA, that were  part of the legacy Sterne
Agee  business sold to INTL FCStone
on July 1, 2016
-$50
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2Q15
3Q15
4Q15
1Q16
2Q16
Brokerage
Asset Management & Service Fees
Net Interest
Investment Banking
Other
GWM Core Net Revenue (mil.)
23.0%
23.5%
24.0%
24.5%
25.0%
25.5%
26.0%
26.5%
27.0%
27.5%
28.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
2Q15
3Q15
4Q15
1Q16
2Q16
Comp. Ratio
Non-comp. Ratio
Pre-tax Margin
Core Expense Ratios & Pre-Tax Margin

Stifel
Bank & Trust
•
Total net revenue at Stifel Bank &
Trust was $56 mil. in 2Q16 was up
5% sequentially & 36% Y/Y
•
Total bank loans of $4.6 bil.
increased 23% sequentially & 75%
Y/Y
•
Total investment securities of $4.6
bil. increased 10% sequentially &
140% Y/Y
•
NIM of 2.36% was down 12 bps
sequentially & 16 bps Y/Y
•
Allowance for loan losses as a
percentage of loans 0.86% of total
loans vs. 0.94% in 1Q16
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2Q15
3Q15
4Q15
1Q16
2Q16
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2Q15
3Q15
4Q15
1Q16
2Q16
Cash
Investment Securities
Bank Loans
Net Revenue (mil.)
Asset
Growth

Net Revenue (mil.)
Net Revenue (mil.)
$300
$250
$200
$150
$100
$50
$0
2Q15
3Q15
4Q15
1Q16
2Q16
Brokerage
Capital Raising
Advisory Fees
Other

Expense Ratios
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2Q15
3Q15
4Q15
1Q16
2Q16
Comp. Ratio
Non-comp. Ratio
Pre-tax Margin

Institutional Group
Core Expense Ratios & Pre-Tax Margin
•
Total net revenue of  $261 mil. in 2Q16
increased 8% sequentially & 1% Y/Y
•
Investment banking revenue of $124
mil. increased 34% sequentially but
declined 15%  Y/Y
•
Advisory revenue of $68 mil.
increased 43% sequentially & 7%
Y/Y
•
Brokerage revenue of $136 mil.
decreased 7% sequentially but
increased 23% Y/Y
•
Compensation ratio was 58.8% down 360
bps sequentially & 310 bps Y/Y
•
Non-comp. ratio was 25.0% down 50 bps
sequentially but up 310 bps Y/Y
•
Pre-tax margin was 16.2% up 410 bps
sequentially but flat Y/Y.

STIFEL

Net Revenue (mil.)
$300
$250
$200
$150
$100
$50
$0
2Q15
3Q15
4Q15
1Q16
2Q16
Brokerage
Capital Raising
Advisory Fees
Other

Expense Ratios
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2Q15
3Q15
4Q15
1Q16
2Q16
Comp. Ratio
Non-comp. Ratio
Pre-tax Margin

Institutional Brokerage & Investment Banking
Equity & Fixed Income Brokerage Net Revenue
Investment Banking  Net Revenue
•
Brokerage revenue in 2Q16 was $136
mil.
•
Equity brokerage revenue of $55
mil. was down 12% sequentially &
6% Y/Y
•
Fixed income brokerage revenue
of $81 mil. was down 3%
sequentially but increased 57%
Y/Y
•
Advisory revenue of $68 mil. increased
43% sequentially & 7% Y/Y
•
Underwriting revenue of $56 mil.
increased 25% sequentially but
declined 32% Y/Y
•
Equity underwriting of $27 mil.
increased 43% sequentially but
declined 46% Y/Y
•
Fixed income underwriting of $29
mil. increased 12% sequentially
but declined 12% Y/Y

GAAP to Non-GAAP Reconciliation
GAAP Results
(000s)
06/30/16
03/31/16
Total GAAP Compensation & benefits expense
460,023
$
411,113
$
GAAP comp. ratio
70.5%
66.3%
Total GAAP non-compensation expense
176,328
$
164,948
$
GAAP non-comp. ratio
27.0%
26.6%
GAAP pre-tax margin
1.5%
4.4%
Three months ended
Adjusted Results
(000s)
06/30/16
03/31/16
Total Adjusted Compensation & benefits expense
409,887
$
394,684
$
Adjusted comp. ratio
62.8%
63.6%
Total adjusted non-compensation expense
157,974
$
154,829
$
Adjusted non-comp. ratio
24.2%
25.0%
Adjusted pre-tax margin
12.9%
11.4%
Three months ended
(000s)
06/30/16
03/31/16
GAAP net income
9,772
$
27,054
$
Duplicative expenses:
Compensation & benefits
3,354
5,151
Non-compensation operating expenses
11,378
8,134
Acquistion-related expenses:
Compensation & benefits
10,806
11,278
Non-compensation operating expenses
1,297
1,424
Stock-based compensation expense
35,976
-
Amortization of intangible assets
5,854
709
Total adjustments:
Compensation & benefits
50,136
16,429
Non-compensation operating expenses
18,529
10,267
Total non-GAAP adjustments
68,665
26,696
Provision for income tax
26,145
10,397
Non-GAAP net income
52,292
$
43,353
$
Total Adjusted Compensation & benefits expense
410,500
$
394,684
$
Adjusted comp. ratio
62.9%
63.6%
Total adjusted non-compensation expense
157,800
$
154,828
$
Adjusted non-comp. ratio
24.2%
25.0%
Adjusted pre-tax margin
12.9%
11.4%
Three months ended

STIFEL

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Avg. IEA (mil.)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NIM
2Q15
3Q15
4Q15
1Q16
2Q16
Avg. IEA
NIM

Balance Sheet & Capital Return
•
Balance Sheet:
•
Total assets increased to $15.4 bil. in
2Q16, up 7% sequentially & 50% Y/Y
•
Average interest earning assets
increased to $11.4 bil. up 8%
sequentially & 63% Y/Y
•
NIM decreased to 171 bps , down 15
bps sequentially & 23 bps Y/Y.
•
Tier 1 leverage ratio was 11.5% in 2Q16
down 10 bps sequentially
•
Tier 1 risk based capital ratio of 20.9%
in 2Q16 was down 40 bps sequentially
•
Book value per share was $37.41
•
Share Repurchases
•
The firm repurchased 125K shares in
2Q16 and has repurchased 475K to date
in 3Q16
•
7.6 mil. shares remaining on current
authorization.
Net Interest Income  Drivers
2Q15
3Q15
4Q15
1Q16
2Q16
Total Assets
$10,140
$9,359
$13,326
$14,214
$15,386
Total Equity
$2,520
$2,493
$2,492
$2,417
$2,491
Debt to Equity
21.2%
21.4%
33.4%
34.1%
32.4%
Tier 1 Leverage Ratio
18.3%
16.4%
16.6%
11.6%
11.5%
Tier 1 Risk Based Capital Ratio
29.4%
29.4%
26.3%
21.3%
20.9%
Capital Structure
(in millions, except ratios)
37